NORTH CENTRAL BANCSHARES, INC.
2006 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Name		_____________________________ Social Security Number

Street Address

___________________________	___________________	______________
City	State	Zip Code

This Stock Option Agreement is intended to set forth the terms and conditions on which a Stock Option has been granted under the North Central Bancshares, Inc. 2006 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Stock Option. Attached as Exhibit A are its general terms and conditions.

Option Grant	(A)	(B)	(C)	(D)	(E)
Grant Date:
Class of Optioned Shares*	Common	Common	Common	Common	Common
No. of Optioned Shares*
Exercise Price per Share*
Option Type (ISO or NQSO)
VESTING:
Earliest Exercise Date*
Option Expiration Date*

* Subject to adjustment as provided in the North Central Bancshares, Inc. 2006 Stock Incentive Plan and Exhibit A attached hereto.

By signing where indicated below, North Central Bancshares, Inc. (the “Company”) grants this Stock Option upon the specified terms and conditions, and the Recipient acknowledges receipt of this Stock Option Agreement, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

NORTH CENTRAL BANCSHARES, INC.		RECIPIENT

By:
	Name:	Name:
Title:

INSTRUCTIONS: This Stock Option Agreement should be completed by or on behalf of the Compensation Committee. Any blank space intentionally left blank should be crossed out. An option grant consists of a number of optioned shares with uniform terms and conditions. Where options are granted on the same date with varying terms and conditions (for example, varying exercise prices or earliest exercise dates), the options should be recorded as a series of grants each with its own uniform terms and conditions.

 EXHIBIT A
NORTH CENTRAL BANCSHARES, INC.
2006 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

General Terms and Conditions

Section 1.  Option Size and Type.  The number of shares of Common Stock, par value $.01 per share (“Shares”) that have been optioned to you is specified in this Stock Option Agreement.   If the “Option Type” shown for your Options is “ISO”, then your Options have been designed with the intent that they qualify to the maximum permissible extent for the special tax benefits applicable to incentive stock options under the Internal Revenue Code of 1986.  If the “Option Type” shown for your Options is “NQSO” or is blank, incentive stock option tax treatment is not applicable.

Section 2.  Exercise Price.  The Exercise Price for your Options is the price per Share at which you may acquire the Shares that have been optioned to you and is specified in this Stock Option Agreement.  As a general rule, the Exercise Price for your Option will not change unless there is a stock split, stock dividend, merger or other major corporate event that justifies an adjustment under section 9.3 of the Plan.

Section 3.  Vesting.

(a)  Earliest Exercise Date.  You may not exercise your Options until they are vested.  The date on which your Options become vested is specified in this Stock Option Agreement as the Earliest Exercise Date.  As a general rule, you must be in the service of the Company on an Earliest Exercise Date in order to be vested in the Options that vest on that date.  You may acquire the Shares that have been optioned to you by exercising your Options at any time during the period beginning on the Earliest Exercise Date and continuing throughout the Exercise Period.  You may exercise vested Options by completing and filing the Notice of Exercise of Stock Option that is attached to this Stock Option Agreement as Appendix A and by following the procedures outlined therein or by following procedures specified by the Company.

(b)  Forfeitures.  If you terminate service with the Company prior to an Earliest Exercise Date, you will forfeit any Options that are scheduled to vest on that date.  When you forfeit Options, you relinquish any and all rights that you have to acquire the Options.

(c)  Accelerated Vesting.  All of your outstanding Options that have not previously vested and that are scheduled to vest during the six-month period beginning on the date of your termination of service due to your death or Disability, will become fully and immediately vested on the date of your termination due to your death or Disability, without any further action on your part.  In addition, an outstanding option that has not been forfeited on the date on which a Change in Control occurs shall, on such date, be 100% vested.  In addition, in the event of your termination that is not a Termination for Cause or in the event of your resignation with “Good Reason” (as defined below), an outstanding Option that has not been forfeited will be 100% vested on the date your service with your Employer terminates.  If vesting accelerates, the accelerated vesting date will be the applicable Earliest Exercise Date.  You may designate a beneficiary to inherit your rights to any vested, unexercised Options that are outstanding to you at your death using the Beneficiary Designation attached as Appendix B.  You will be considered to have “Good Reason” for a voluntary resignation if: the effective date of resignation occurs within ninety (90) days after any of the following: (a) the failure of  the Board of Directors to appoint or re-appoint or elect or re-elect you to your position(s) with your Employer; (b) the failure of the stockholders of your Employer to elect or re-elect you or the failure of the Board of Directors (or the nominating committee thereof) to nominate you for such election or re-election; (c) a material failure by your Employer, whether by amendment of its charter, or by-laws, action of the Board of Directors or the Employer’s stockholders or otherwise, to vest you in the functions, duties, or responsibilities prescribed in an employment or retention agreement; provided that you shall have given notice of such material adverse effect to your Employer, and your Employer has not fully cured such failure within thirty (30) days after such notice is deemed given; (d) any reduction of your rate of base salary in effect from time to time; provided that you shall have given notice of such material adverse effect to your Employer, and your Employer has not fully cured such failure within thirty (30) days after such notice is deemed given; (e) any change in the terms and conditions of any compensation or benefit program in which you participate which, either individually or together with other changes, has a material adverse effect on the aggregate value of your total compensation package; provided that you shall have given notice of such material adverse effect to the your Employer, and your Employer has not fully cured such failure within thirty (30) days after such notice is deemed given; (f) any material breach by your Employer of any term, condition or covenant contained in an employment or retention agreement; provided that you shall have given notice of such material breach to your Employer, and your Employer has not fully cured such failure within thirty (30) days after such notice is deemed given.

(d) Definition of Service. For purposes of determining the vesting of your Options, you will be deemed to be in the service of the Company for so long as you serve in any capacity as a common-law employee, non-employee director or consultant of the Company or the Bank.

Section 4.  Exercise Period.

(a)  General.  You will have the right to purchase all or any portion of your Option at any time during the period (“Exercise Period”) beginning on the applicable Earliest Exercise Date and ending on the earliest to occur of the following dates:

(i)  the Option Expiration Date specified in this Stock Option Agreement;

(ii) the date and time of your termination of service with the Company due to (A) a voluntary resignation that is in anticipation of a Termination for Cause or (B) a discharge that is a Termination for Cause;

(iii)  the last day of the ten-year period commencing on the date on which the Option was granted.

(b)  ISOs.  To qualify for the favorable tax treatment accorded to incentive stock options, you must exercise any Options that are designated as ISOs within three months after you terminate service as a common-law employee of the Company and its subsidiaries for any reason other than death or Disability, within one year after you terminate service as a common-law employee due to your Disability or death.  If they are exercised later, they will be subject to tax as if they were designated as NQSOs.

Section 5.  No Right to Continued Service.  Nothing in this Stock Option Agreement or any action of the Board or Committee with respect to this Stock Option Agreement shall be held or construed to confer upon you any right to a continuation of service by the Company.  You may be dismissed or otherwise dealt with as though this Stock Option Agreement had not been entered into.

Section 6.  Taxes.  Where any person is entitled to receive Shares pursuant to the exercise of the Option granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

Section 7. Notices.  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

If to the Company:

North Central Bancshares, Inc.
c/o First Federal Savings Bank of Iowa
825 Central Avenue
Fort Dodge, Iowa  50501

Attention:  Corporate Secretary

If to the Recipient, to the Recipient's address as shown in the Company's records.

Section 8. Restrictions on Transfer.  The Options granted hereunder shall not be transferable by the Recipient other than by will or by the laws of descent and distribution, to a Family Member or as otherwise permitted by the Plan.

Section 9.  Successors and Assigns.  This Stock Option Agreement shall inure to the benefit of and shall be binding upon the Company and you and the Company’s and your respective heirs, successors and assigns.

Section 10.  Construction of Language.  Whenever appropriate in the Stock Option Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter.  “You” means the Stock Option Recipient named on the Stock Option Agreement. Any reference to a section shall be a reference to a section of this Stock Option Agreement, unless the context clearly indicates otherwise.  Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan, as amended from time to time.

Section 11. Governing Law.  This Stock Option Agreement shall be construed, administered and enforced according to the laws of the State of Iowa without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law.  The federal and state courts located in Des Moines, Iowa shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of this Stock Option Agreement.  By accepting this Stock Option Agreement, you agree to submit yourself, and any such legal action as you shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 12.  Amendment.  This Stock Option Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Company and you.

Section 13.  Plan Provisions Control.  This Stock Option Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan.  In the event of any conflict between the provisions of the Plan and the provisions of this Stock Option Agreement, the terms of the Plan, which are incorporated herein by reference, shall control.  By signing this Stock Option Agreement, you acknowledge receipt of a copy of the Plan.  You acknowledge that you may not and will not rely on any statement of account or other communication or document issued in connection with the Plan other than the Plan, this Stock Option Agreement, and any document signed by an authorized representative of the Company that is designated as an amendment of the Plan or this Stock Option Agreement.

APPENDIX A TO STOCK OPTION AGREEMENT
NORTH CENTRAL BANCSHARES, INC.
2006 STOCK INCENTIVE PLAN

Notice of Exercise of Stock Option
Use this Notice to inform North Central Bancshares, Inc. that you are exercising your right to purchase shares of common stock (“Shares”) of North Central Bancshares, Inc. pursuant to an option (“Option”) granted under the North Central Bancshares, Inc. 2006 Stock Incentive Plan (“Plan”).  If you are not the person to whom the Option was granted (“Option Recipient”), you must attach to this Notice proof of your right to exercise the Option granted under the Stock Option Agreement.  This Notice should be personally delivered or mailed by certified mail, return receipt requested to: North Central Bancshares, Inc., c/o First Federal Savings Bank of Iowa, Fort Dodge, Iowa 50501  Attention:  Corporate Secretary.  The effective date of the exercise of the Option shall be the earliest date practicable following the date this Notice is received by North Central Bancshares, Inc. but in no event more than three days after such date (“Effective Date”).  Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan, as amended from time to time.

OPTION INFORMATION  Identify below the Option that you are exercising by providing the following information from the Stock Option Agreement.
Name of Option Recipient:__________________________________________________________
Option Grant Date:________________, __________ Exercise Price per share:     $_________.____
                                                      (Month and Day)         (Year)
EXERCISE PRICE Compute the Exercise Price below and select a method of payment.
Total Exercise Price________________      x          $__________.______   =     $___________________________
                                                     (No. of Shares)                         (Exercise Price)                              Total Exercise Price
Method of Payment

☐	I enclose a certified check, money order, or bank draft payable to the order of North Central Bancshares, Inc. in the amount of $
☐	I enclose Shares duly endorsed for transfer to North Central Bancshares, Inc. with all stamps attached and having a fair market value of $
☐	Return a number of shares from any Option exercised with an aggregate built-in gross [defined as $ fair Market Value on the date of exercise ____the Exercise Price equal to Total Exercise Price $

ISSUANCE OF CERTIFICATES
I hereby direct that the stock certificates representing the Shares purchased pursuant to the above instructions be issued to the following person(s) in the amount specified below:

Name and Address	Social Security No.	No. of Shares
- -
- -

WITHHOLDING ELECTIONS For Employee Option Recipients with Non-Qualified Stock Options only.  Beneficiaries should not complete.
I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the Shares to be issued to me pursuant to this Notice, but that I may request North Central Bancshares, Inc. to retain or sell a sufficient number of such Shares to cover the amount to be withheld.  I hereby request that any taxes required to be withheld be paid in the following manner [check one]:
    ☐  With a certified or bank check that I will deliver to North Central Bancshares, Inc. on the day after the Effective Date of my Option exercise.
    ☐         With the proceeds from a sale of Shares that would otherwise be distributed to me.
    ☐         By retaining Shares that would otherwise be distributed to me.
I understand that the withholding elections I have made on this form are not binding on the Compensation Committee, and that the Compensation Committee will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date.  I further understand that the Compensation Committee may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me.  I further understand that if I have elected to have Shares sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more Shares than are necessary.

COMPLIANCE WITH TAX AND SECURITIES LAWS

S I G N	H E R E

I understand that I must rely on, and consult with, my own tax and legal counsel (and not North Central Bancshares, Inc.) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice.  I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the sale (including a sale pursuant to a “cashless exercise”) or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.
      ____________________________________________________________________________________
                                             Signature                              Date

Internal Use Only
Received  [check one]:                                                                           G  By Hand   G  By Mail Post Marked
____________________
 Date of Post Mark

_____________________________________________                                 ______________________________
Authorized Signature                                Date of Receipt

APPENDIX B TO STOCK OPTION AGREEMENT
NORTH CENTRAL BANCSHARES, INC.
2006 STOCK INCENTIVE PLAN

Beneficiary Designation Form

GENERAL INFORMATION	Use this form to designate the Beneficiary(ies) who will receive vested stock options outstanding to you at the time of your death.
Name of Person Making Designation _______________________________	Social Security Number _______C_____C_______
BENEFICIARY DESIGNATION
Complete sections A and B. If no percentage shares are specified, each Beneficiary in the same class (primary or contingent) shall have an equal share.  If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class (primary or contingent) shall be increased proportionately.

A. PRIMARY BENEFICIARY(IES). I hereby designate the following person(s) as my primary Beneficiary(ies), reserving the right to change or revoke this designation at any time prior to my death:

Name	Address	Relationship	Birth Date	Share
%
%
%
Total = 100%

B.  CONTINGENT BENEFICIARY(IES).  I hereby designate the following person(s) as my contingent Beneficiary(ies) to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death with respect to all outstanding Stock Options:

Name	Address	Relationship	Birth Date	Share
%
%
%
Total = 100%

S I G N	H E R E
I understand that this Beneficiary Designation shall be effective only if properly completed and received by the Corporate Secretary of North Central Bancshares, Inc. prior to my death.  I also understand that an effective Beneficiary Designation revokes my prior designation(s) with respect to all outstanding Stock Options under the 2006 Stock Incentive Plan or any prior or subsequent stock option plan, prepaid by assignment of North Central Bancshares, Inc.

_____________________________________             _______________________
Your Signature                                                                     Date

 Internal Use Only
This Beneficiary Designation was received by the Corporate Secretary of North Central Bancshares, Inc. on the date indicated.		Comments
By Authorized Signature	Date